NOVEMBER 1, 2024
SUPPLEMENT TO
HARTFORD SCHRODERS EMERGING MARKETS MULTI-SECTOR BOND FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
(1) Effective immediately, under the heading “Your Expenses” in the above referenced Summary Prospectus, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense example, are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees(2)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.95%	1.02%	0.86%	0.97%	0.94%	0.87%	0.88%	0.77%	0.77%
Total annual fund operating expenses	1.60%	2.42%	1.26%	1.87%	1.59%	1.27%	1.28%	1.17%	1.17%
Fee waiver and/or expense reimbursement(4)	0.70%	0.72%	0.66%	0.70%	0.72%	0.70%	0.73%	0.72%	0.72%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.90%	1.70%	0.60%	1.17%	0.87%	0.57%	0.55%	0.45%	0.45%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect the reduction of the contractual investment management fee effective November 1, 2024.
(3)
“Other expenses” have been restated to reflect current fees for Classes A, C, I, R3, R4, R5, F, and SDR. “Other expenses” for Class Y have been restated to reflect the estimated transfer agency fees for the current fiscal year.
(4)
Effective November 1, 2024, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.90% (Class A), 1.70% (Class C), 0.60% (Class I), 1.17% (Class R3), 0.87% (Class R4), 0.57% (Class R5), 0.55% (Class Y), 0.45% (Class F), and 0.45% (Class SDR). This contractual arrangement will remain in effect until February 28, 2026 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
●
Your investment has a 5% return each year
●
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
●
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$538	$867	$1,219	$2,208
C	$273	$686	$1,226	$2,702
I	$61	$334	$628	$1,464
R3	$119	$520	$946	$2,133
R4	$89	$431	$798	$1,828
R5	$58	$334	$630	$1,472
Y	$56	$334	$632	$1,481
F	$46	$300	$574	$1,356
SDR	$46	$300	$574	$1,356
If you did not redeem your shares:

C	$173	$686	$1,226	$2,702

(2) The overnight mailing address for Hartford Funds reflected in the above referenced Summary Prospectus is changing effective November 1, 2024. Accordingly, the last sentence in the section entitled “Purchase and Sale of Fund Shares” in the above referenced Summary Prospectus is deleted in its entirety and replaced with the following effective November 1, 2024:
For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7697
November 2024